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                                                                       Exhibit 2


                            NONCOMPETITION AGREEMENT

         AGREEMENT dated as of November 19, 1998 by and among Daniel R. Levy, an individual with an address at 17 Buttonwood Drive, Dix Hills, New York 11746("Levy"), Joseph Clinard, an individual with an address at 3 Coyler Drive, Greenlawn, New York 11740 ("Clinard") (Levy and Clinard shall be referred to herein collectively as the "Sellers" and individually as a "Seller") and Gilman & Ciocia, Inc., a Delaware corporation with a principal office at 475 Northern Boulevard, Great Neck, NY 11021 ("G&C").

                              W I T N E S S E T H :

         WHEREAS, G&C and the Sellers have entered into a Stock Purchase Agreement dated November 19, 1998, (the "Stock Purchase Agreement") pursuant to which G&C shall purchase the stock of both North Shore Capital Management Corp. and North Ridge Securities Corp. (collectively, the "Acquired Companies") for cash, as described in the Stock Purchase Agreement; and

         WHEREAS, in order to preserve for G&C the goodwill of the Acquired Companies to be acquired by G&C from the Sellers pursuant to the Stock Purchase Agreement, the Sellers have agreed not to compete with G&C or the Acquired Companies, as described more fully herein,

         NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the adequacy and sufficiency of which are hereby acknowledged, the parties hereto agree hereby as follows:

         Section 1. RESTRICTIONS. (a) The parties hereto confirm that the Sellers are each aware of important business information (i) relating to the processes, designs and/or systems used by the Acquired Companies and (ii) relating to the customers (including, without limitation, customer lists, call lists, prices and all data about customers) and employees, consultants, independent contractors, service providers and suppliers which shall not include product providers of the Acquired Companies, which together constitutes the substantial portion of the goodwill of the Acquired Companies acquired by G&C under the Stock Purchase Agreement. The parties hereto further confirm that it is reasonably necessary to protect and maintain the goodwill of the Acquired Companies, which G&C acquired pursuant to the Stock Purchase Agreement, and to prevent the usurpation by the Sellers (or any Person (hereinafter defined) employing the Sellers at a later date) of all or any portion of such goodwill, which was acquired by G&C, that the Sellers agree, and accordingly each Seller does agree, that he will not directly or indirectly, for
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or on behalf of himself or any Person (hereinafter defined) at any time for a period of five years from the date hereof:

         (i) employ or otherwise obtain services from, or solicit or otherwise attempt to employ or otherwise obtain services from, or assist any Person in employing or otherwise obtaining services from or attempting to employ or otherwise obtain services from, any person who is then, or at any time during the preceding twelve months shall have been, in the employ of or otherwise retained by G&C or either of the Acquired Companies; or

         (ii) solicit any Person who was a customer of G&C or either of the Acquired Companies at any time during the two years prior to the date hereof for the purpose of supplying to such Person any product or service that was supplied or shall hereafter have been supplied by G&C or either of the Acquired Companies, or for such Person to reduce, or cease to receive, the level of products or services that such customer had been or shall have been receiving from G&C or either of the Acquired Companies, except in the case of Levy, the clients of Levy as listed on Schedule B, and except in the case of Clinard, the clients of Clinard as listed on Schedule A, and in the case that Levy and Clinard both cease to be employed or retained by the Company, the clients on Schedules A and B jointly.

As used herein, the term "Person" means any person, corporation, limited liability company, partnership, trust or other entity.

                  (b) The Sellers acknowledge that they have been informed that it is the policy of the Company to maintain as secret and confidential all information (i) relating to the products, processes, designs and/or systems used by the Company and (ii) relating to the customers (including, without limitation, customer lists, call lists, prices and all data about customers) and employees, consultants, independent contractors, service providers and suppliers of G&C not including product providers of either of the Acquired Companies (all such information hereafter referred to as "Confidential Information"). The Sellers further acknowledge that such Confidential Information has been acquired pursuant to the Stock Purchase Agreement or assembled by G&C or the Acquired Companies at great cost to such party, through the expenditure of extensive resources of such entity over a long period and is of great value to G&C. The parties hereto recognize that the services to be performed by the Sellers are special and unique, and that by reason of Levy's employment and Clinard's engagement by the Company and their rendering services to G&C and the Acquired Companies, they have and will acquire Confidential Information as aforesaid. The parties hereto confirm that it is reasonably necessary to protect G&C's goodwill that the Sellers agree, and accordingly each Seller does agree, that he will not, directly or

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indirectly (except where authorized by the Board of Directors of G&C, for the benefit of either of such parties), for or on behalf of himself or any Person, at any time for a period of five years from the date hereof: (i) divulge to any Person other than the Company (hereinafter referred to collectively as a "third party"), or use or cause to authorize any third parties to use, any such Confidential Information except in the case of Levy, information regarding the clients listed on Schedule B, and except in the case of Clinard, information regarding the clients listed on Schedule A, and in the case that Levy and Clinard both cease to be employed or retained by the Company, information regarding the clients on Schedules A and B jointly) or any other information regarded as confidential and valuable by G&C or either of the Acquired Companies that he knows or should know is regarded as confidential and valuable by such party (whether or not any of the foregoing information is actually novel or unique or is actually known to others and whether or not the Confidential Information is labeled as confidential or secret); or (ii) negotiate for or enter into any arrangement, contract or commitment to do any of the foregoing prohibited acts.

         Section 2. INJUNCTIVE RELIEF. Each of the Sellers acknowledges that any breach or threatened breach by him of any provision of this Agreement will, because of the unique nature of the transaction which will take place pursuant to the Stock Purchase Agreement, cause irreparable harm to G&C and the Acquired Companies and leave G&C without any adequate remedy at law and shall entitle G&C, in addition to any other legal remedies available to it, including offset for damages of any amounts owing from G&C to the Sellers, to apply to any court of competent jurisdiction to enjoin such breach or threatened breach without the need to specifically prove irreparable harm or the inadequacy of legal remedies or to post any bond.

         Section 3. ACKNOWLEDGMENT OF REASONABLENESS. Each Seller and the Company each acknowledges that the type and periods of restriction imposed herein are fair and reasonable and are reasonably required for the protection of G&C and the Acquired Companies and the goodwill associated with the business of each of the Acquired Companies and are given as an integral part of the acquisition by G&C of the business and goodwill of the Acquired Companies.

         Section 4. SEVERABILITY. The parties hereto understand and intend that:
(a) each restriction agreed to by the Sellers hereinabove shall be construed as separable and divisible from every other restriction; (b) the unenforceability, in whole or in part, of any such restriction in any one or more jurisdictions, shall not affect the enforceability of the remaining restrictions in such jurisdiction or jurisdictions or the enforceability of any restriction in other jurisdictions and this Agreement shall be construed in such jurisdiction in all respects as if such invalid or unenforceable provisions were omitted; and (c) one or

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more or all of such restrictions may be enforced in whole or in part as the circumstances warrant.

         Section 5. ENTIRE AGREEMENT. This Agreement, together with the documents referred to herein and in the Stock Purchase Agreement, contains the entire agreement among the parties hereto and supersedes all prior arrangements or understandings.

         Section 6. CONSTRUCTION. The descriptive headings of this Agreement are for convenience only and shall not control or affect the meaning or construction of any provision of this Agreement. Any pronoun herein shall include all genders and/or the plural or singular as appropriate from the context.

         Section 7. NOTICES. All notices or other communications that are required or permitted hereunder shall be in writing and sufficient when delivered in accordance with the notice provisions under the Stock Purchase Agreement.

         Section 8. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts entered into, executed and to be performed wholly in such state.

         Section 9. ASSIGNABILITY. This Agreement shall not be assignable otherwise than by operation of law by any party hereto without the prior written consent of the other parties, and any purported assignment without such prior written consent shall be void, except that the Company may assign this Agreement to an affiliate or an entity purchasing all, or substantially all, of its assets.

         Section 10. WAIVERS AND AMENDMENTS. Any waiver of any term or condition of this Agreement, or any amendment or supplementation of this Agreement, shall be effective only if in writing executed by the party against whom such waiver, amendment or supplementation is sought to be charged. A waiver of any breach or failure to enforce any of the terms or conditions of this Agreement shall not in any way affect, limit or waive a party's rights hereunder at any time to enforce strict compliance thereafter with every term or condition of this Agreement.

         Section 11. ILLEGALITIES. In the event that any provision contained in this Agreement shall be determined to be invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and the remaining provisions of this Agreement shall not, at the election of the party for whose benefit the provision exists, be in any way impaired, and in lieu of such provision determined to be invalid, illegal or unenforceable a new provision shall be automatically and without further action of the parties hereto substituted that is as similar as possible to such invalid, illegal or unenforceable

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provision to accomplish the intent and purpose thereof and still be valid, legal and enforceable. More particularly, if any provision hereof is determined by any court or other tribunal having jurisdiction thereof to be unenforceable because of the duration or scope thereof, then the duration or scope of such provision shall be automatically and without further action of the parties hereto reduced to the extent that in the judgment of such court or other tribunal would be necessary to render it enforceable.

         Section 12. COUNTERPARTS. This Agreement may be executed in multiple counterparts all of which taken together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the undersigned corporation has caused this Agreement to be executed by its duly authorized officer, and Levy has executed this Agreement, as of the date first above written.

GILMAN & CIOCIA, INC.



By:      \s\ James Ciocia               \s\ Daniel R. Levy
      -------------------               ------------------
      Name:  James Ciocia                   DANIEL R. LEVY
      Title: President




\s\ Joseph Clinard
-------------------------
    JOSEPH CLINARD

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